AMENDMENT #3

TO THE $610,000 PROMISSORY NOTE DATED NOVEMBER 13, 2018

The parties agree that the $610,000 Fixed Convertible Promissory Note (the “Note”) by and between Smoke Cartel Inc. (the “Company”) and Tangiers Global, LLC (the “Holder”) is hereby amended as described below. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Note.

1.	Payment. The Holder shall make an additional payment to the Company of $157,500 of Consideration under the Note on or before May 2, 2019.

2.	Use of Proceeds. The Company covenants that it will within, 2 month(s) of this Additional Consideration Date, it shall use approximately $157,500 of the proceeds in the manner set forth below (the “Use of Proceeds”):

operating funds [see reference email for details]____________________________________

3.	Origination Shares. As an investment incentive, the Company shall issue to the Holder 27,500 shares of its Common Stock (the “Additional Origination Shares”).

4.	Independent Transactions. The Company understands and agrees that the Note sets forth the terms for a series of independent transactions in which the Holder may elect to make a payment of Consideration to the Company with each payment of Consideration creating a separate obligation of the Company to the Holder with the terms set forth in the Note. Accordingly, the Maturity Date of each payment of Consideration, and the repayment terms for each payment of Consideration, are as set forth in the Note.

5.	The Company confirms that it has not undertaken any capital raise, whether through debt or equity, with any other party since the Effective Date of the Note.

ALL OTHER TERMS AND CONDITIONS OF THE NOTE REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this amendment dated May 2, 2019 by signing below:

/s/ Darby Cox	/s/ Michael Sobeck
Smoke Cartel Inc.	Tangiers Global, LLC

By: Darby Cox	By: Michael Sobeck

Its: CEO	Its: Managing Member

DISBURSEMENT INSTRUCTIONS

TO: Tangiers Global, LLC

FROM: Smoke Cartel Inc.

DATE: May 2, 2019

Pursuant to that certain Fixed Convertible Promissory Note between the parties listed above and dated November 13, 2018, a disbursement of funds will take place in the amount and manner described below:

Please disburse to:
Amount to disburse:	$157,500
Form of distribution	Wire
Name	XXXXXXXX
Address
Wire Instructions:	ACCOUNT: Bank: Bank of America ABA Routing Number: XXXXXXXXX Account Number: XXXXXXXXXXXX SWIFT Code: XXXXXXXX Account Name: XXXXXXXX Phone: 912.314.6746

TOTAL: $157,500

Smoke Cartel Inc.

By: /s/ Darby Cox

Dated: May 2, 2019

Name: Darby Cox

Its: CEO

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